UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 26, 2010
Date of Report (Date of earliest event reported)
NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
75 West Center Street Provo, UT 84601
(Address of principal executive offices and zip code)
(801) 345-1000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01                       Regulation FD Disclosure.

An electronic copy of the Letter to Shareholders included in the Nu Skin Enterprises, Inc. 2009 Annual Report to Shareholders as attached hereto as Exhibit 99.1 is not filed, but is furnished pursuant to Regulation FD.  The 2009 Annual Report to Shareholders was first mailed out on or about April 26, 2010.  A complete copy of the 2009 Annual Report to Shareholders can be obtained on our website, www.nuskinenterprises.com or by contacting our Investor Relations Department, telephone: 801-345-6100, e-mail: spond@nuskin.com, address: 75 West Center Street, Provo, UT  84601

Item 9.01	Financial Statements and Exhibits.

(c)           Exhibits.

99.1	Letter to Shareholders from the Nu Skin Enterprises, Inc. 2009 Annual Report to Shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ Ritch N. Wood
Ritch N. Wood
Chief Financial Officer

Date:  April 26, 2010

EXHIBIT INDEX

Exhibit No.                                                                Exhibit Description

99.1	Letter to Shareholders from the Nu Skin Enterprises, Inc. 2009 Annual Report to Shareholders.